UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934

Date of Report (Date of earliest event reported): September 12, 2007

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-A GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-B GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-C GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-D
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             (Exact name of Registrant as specified in its Charter)

                      II-A: 0-16388       II-A: 73-1295505
                      II-B: 0-16405       II-B: 73-1303341
                      II-C: 0-16981       II-C: 73-1308986
     Oklahoma         II-D: 0-16980       II-D: 73-1329761
----------------    ----------------    -------------------
(State or other       (Commission       (I.R.S. Employer
jurisdiction of        File Number)      Identification No.)
incorporation)

                  Two West Second Street, Tulsa, Oklahoma 74103
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (918) 583-1791

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

         [ ] Written  communications  pursuant to Rule 425 under the  Securities
             Act (17 CFR  230.425)
         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange  Act
             (17  CFR  240.14a-12)
         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
             Exchange Act (17 CFR 240.14d-2(b))
         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

         As described in the Current Report on Form 8-K dated September 18, 2007, the Geodyne Energy Income Limited Partnership II-A, Geodyne Energy Income Limited Partnership II-B, Geodyne Energy Income Limited Partnership II-C, and Geodyne Energy Income Limited Partnership II-D (the "Partnerships") sold their interests in a number of producing properties to independent third parties at The Oil and Gas Clearinghouse auction in Houston, Texas on September 12, 2007. Samson Resources Company, an affiliate of the General Partner, purchased properties from the II-A, II-C, and II-D Partnerships through the competitive bidding process at the auction for total net proceeds of approximately $46,000, $14,000, and $156,000, respectively. The Madsen 1-21 and Madsen 1-9 properties failed to attain the minimum bid set forth at auction, but were sold to the high bidder, Matrix Production Company, on September 25, 2007 following additional negotiations (the "Madsen Sale"). The II-A Partnership owned an interest in the Madsen Sale. The combined net proceeds from the September 12, 2007 auction and the Madsen Sale, including sales to affiliated entities, are as described below:

                                          Reserves
       Number                              Sold as          Reserve
         of     Location     Number      of 12/31/06        Value
        Wells      of          of       Oil       Gas        Sold       Net
P/ship  Sold   Properties  Purchasers (Bbls)     (Mcf)     12/31/06   Proceeds
------ ------ ------------ ---------- -------  ---------  ---------- ----------
 II-A    29   California,      6      156,136    490,345  $3,088,206 $2,859,000
              North Dakota,
              Utah, and
              Wyoming

 II-B    19   California,      3      237,858    784,274   5,165,871  4,916,000
              Utah,and
              Wyoming

 II-C    68   California,     11      102,310    417,932   2,400,781  2,216,000
              Montana,
              North Dakota,
              Utah, and
              Wyoming

 II-D    49   California,      8       77,130  1,124,914   4,238,363  3,512,000
              Montana,
              North Dakota,
              and Wyoming

         The transactions are subject to standard auction closing conditions.

         The proceeds from the sales, less transaction costs, will be included in the November 15, 2007 cash distributions paid by the Partnerships.


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         This  sale  was  in  conjunction  with  the   Partnerships'   scheduled
termination on December 31, 2007. All of the Partnerships' properties will be sold as part of the liquidation process. It is anticipated that auction sales will continue through at least early 2008.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         The pro forma financial  information that would be required pursuant to
Article 11 of Regulation S-X will be filed by amendment to this Form 8-K on or before October 3, 2007.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-A GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-B GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-C GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-D

                           By: GEODYNE RESOURCES, INC.
                               General Partner

                               //s// Dennis R. Neill
                               -----------------------------
                               Dennis R. Neill
                               President

DATE: October 1, 2007


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